SHARE-BASED PAYMENTS 2 (Detail) - Discontinued Operations [Member] ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Cost of revenues	¥ (895)	$ (141)	¥ 1,821	¥ 2,617
Selling and marketing expenses	(1,124)	(176)	1,497	1,016
General and administrative expenses	11,556	1,813	14,681	44,256
Total	¥ 9,537	$ 1,496	¥ 17,999	¥ 47,889